Exhibit 99.1

CONTACTS:

Media:	Bill Mintz	(713) 296-7276
	John Roper	(281) 302-2646

Investors:	Patrick Cassidy	(713) 296-6100
	Castlen Kennedy	(713) 296-7189

Website:	www.apachecorp.com

APACHE’S ACCELERATED DRILLING PROGRAM FUELS RECORD SECOND-QUARTER PRODUCTION

Houston, Aug. 2, 2012 – Apache Corporation (NYSE, Nasdaq: APA) said today that accelerating worldwide drilling activity fueled record second-quarter 2012 production of 774,000 barrels of oil equivalent (boe) per day.

Apache’s second-quarter earnings totaled $337 million, or 86 cents per diluted share, reflecting the impact of a $480 million non-cash, after-tax reduction in the carrying value of its oil and gas properties in Canada stemming from lower North American natural gas prices. For the same period last year, Apache reported earnings of $1.24 billion, or $3.17 per diluted share.

Apache’s adjusted earnings*, which exclude certain items that impact the comparability of operating results, totaled $821 million or $2.07 per diluted common share in the second quarter, as the impact of higher production was offset in part by lower oil and gas prices. In the prior-year period, Apache reported adjusted earnings of $1.26 billion or $3.22 per share. Cash from operations before changes in operating assets and liabilities* totaled $2.38 billion in the second quarter, down from $2.64 billion in the prior-year period.

“As we announced at our Investor Day presentation in June, Apache has assembled an inventory of 67,000 drillable locations in liquids-rich onshore U.S. plays, and now is the time to drill wells,” said G. Steven Farris, chairman and chief executive officer. “Rigs are running – 36 in the Permian Basin, up from 26 at the end of 2011, and 24 in the Anadarko Basin, up from seven at year-end. The impact of our accelerated drilling program is beginning to take hold.”

In the Permian Basin, production was up quarter-over-quarter by 5 percent, putting Apache on track to deliver its long-term Permian production growth target of 13 percent per year. In the Anadarko Basin, production increased 47 percent sequentially, including volumes from the Cordillera Energy Partners III acquisition that closed April 30. Apache’s Anadarko Basin production is on target to achieve the goal of growing by 24 percent per year through 2016.

“Apache is gaining momentum, and we project rising production throughout the second half,” Farris said.

Apache anticipates achieving its long-term global growth forecast of 6 to 9 percent in 2012 from 2011, net of 11,000 boe per day from assets in Canada and East Texas sold in the second half of 2011. Second-quarter 2012 volumes were hampered by unanticipated downtime totaling approximately 16,000 boe per day.

Although North Sea production was flat from the first quarter to the second, positive drilling results in the Bacchus and Beryl fields are projected to increase production there in the second half of 2012.

In Australia, a new development well drilled in the Pyrenees Field offshore Western Australia commenced production on July 14; the well currently is producing 11,000 barrels of oil per day (3,135 barrels per day net to Apache).

Consistent with Apache’s active drilling program, the company was the apparent high bidder on 90 blocks in the Bureau of Ocean Energy and Management’s recent lease sale in the Gulf of Mexico. Apache is currently operating six rigs in the Gulf.

Commodity markets continued to be marked by volatility during the second quarter. Worldwide, Apache received an average of $97.66 per barrel of oil, down from $106.31 per barrel in the prior-year period. Apache benefitted from higher prices realized on Dated Brent crude produced in the company’s Australia, North Sea and Egypt regions, and on sweet crude from the Gulf of Mexico regions. Apache received these premium prices on approximately 73 percent of crude oil production.

While North American natural gas price realizations fell 35 percent from the prior-year period to $3.17 per thousand cubic feet (Mcf), Apache’s international regions saw prices rise 8 percent to $4.08 per Mcf. International gas production rose 100 million cubic feet per day from the prior-year period and represented 37 percent of Apache’s total gas volumes.

*Adjusted earnings and cash from operations before changes in operating assets and liabilities are non-GAAP measures. Please see reconciliations below. For supplemental and non-GAAP information, please go to http://www.apachecorp.com/financialinfo.

Apache to webcast conference call

Apache Corporation will conduct its second-quarter 2012 results at 1 p.m. Central time on Thursday, August 2. The conference call will be webcast from Apache’s website, www.apachecorp.com. The webcast replay will be archived on Apache’s website. The conference call will be available for delayed playback by telephone for one week beginning at approximately 4 p.m. on August 2. To access the telephone playback, dial 855-859-2056 or 404-537-3406 for international calls. The conference access code is 42313772.

About Apache

Apache Corporation is an oil and gas exploration and production company with operations in the United States, Canada, Egypt, the United Kingdom North Sea, Australia and Argentina. Apache posts announcements, operational updates, investor information and copies of all press releases on its website, www.apachecorp.com.

Forward-looking statements

This news release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements can be identified by words such as “anticipates,” “intends,” “plans,” “seeks,” “believes,” “estimates,” “expects” and similar references to future periods. These statements include, but are not limited to, statements about future plans, expectations, and objectives for Apache’s operations including statements about our drilling plans and future production growth. While forward-looking statements are based on assumptions and analyses made by us that we believe to be reasonable under the circumstances, whether actual results and developments will meet our expectations and predictions depend on a number of risks and uncertainties which could cause our actual results, performance, and financial condition to differ materially from our expectations. See “Risk Factors” in our 2011 Form 10-K filed with the Securities and Exchange Commission for a discussion of risk factors that affect our business. Any forward-looking statement made by us in this news release speaks only as of the date on which it is made. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future development, or otherwise, except as may be required by law.

APACHE CORPORATION

STATEMENT OF CONSOLIDATED OPERATIONS

(In millions, except per share data)

	For the Quarter Ended June 30,		For the Six Months Ended June 30,
	2012	2011	2012	2011
REVENUES AND OTHER:
Oil and gas production revenues	$3,956	$4,355	$8,413	$8,233
Other	16	(17)	95	30

	3,972	4,338	8,508	8,263

COSTS AND EXPENSES:
Depreciation, depletion and amortization
Recurring	1,284	1,003	2,503	1,939
Additional	648	26	1,169	26
Asset retirement obligation accretion	57	38	112	75
Lease operating expenses	704	662	1,377	1,285
Gathering and transportation	72	73	149	149
Taxes other than income	203	255	460	419
General and administrative	132	103	260	215
Merger, acquisitions & transition	16	6	22	11
Financing costs, net	45	41	85	86

	3,161	2,207	6,137	4,205

INCOME BEFORE INCOME TAXES	811	2,131	2,371	4,058
Current income tax provision	460	576	1,185	1,219
Deferred income tax provision	(5)	296	33	446

NET INCOME	356	1,259	1,153	2,393
Preferred stock dividends	19	19	38	38

INCOME ATTRIBUTABLE TO COMMON STOCK	$337	$1,240	$1,115	$2,355

NET INCOME PER COMMON SHARE:
Basic	$0.87	$3.23	$2.88	$6.14
Diluted	$0.86	$3.17	$2.86	$6.03

WEIGHTED-AVERAGE NUMBER OF COMMON SHARES OUTSTANDING:
Basic	389	384	387	383
Diluted	390	397	403	397

DIVIDENDS DECLARED PER COMMON SHARE	$0.17	$0.15	$0.34	$0.30

APACHE CORPORATION

SUMMARY OF CAPITAL COSTS INCURRED

(In millions)

	For the Quarter Ended June 30,		For the Six Months Ended June 30,
	2012	2011	2012	2011
CAPITAL EXPENDITURES (1):
Exploration & Development Costs
United States	$1,392	$673	$2,186	$1,288
Canada	97	168	295	434

North America	1,489	841	2,481	1,722

Egypt	260	284	510	477
Australia	175	156	253	318
North Sea	224	211	420	421
Argentina	73	89	157	158
Other International	12	27	33	27

International	744	767	1,373	1,401

Worldwide Exploration & Development Costs	$2,233	$1,608	$3,854	$3,123

Gathering, Transmission and Processing Facilities
United States	$32	$—	$44	$—
Canada	42	42	86	84
Egypt	20	25	37	54
Australia	77	68	249	119
Argentina	5	4	9	4

Total Gathering, Transmission and Processing	$176	$139	$425	$261

Capitalized Interest	$85	$63	$151	$123

Capital Expenditures, excluding Acquisitions	$2,494	$1,810	$4,430	$3,507

Acquisitions	$3,302	$84	$3,362	$95

(1)	Accrual basis

APACHE CORPORATION

SUMMARY BALANCE SHEET INFORMATION

(In millions)

	June 30, 2012	December 31, 2011
Cash and Cash Equivalents	$361	$295
Other Current Assets	4,278	4,508
Property and Equipment, net	50,135	45,448
Goodwill	1,114	1,114
Other Assets	1,329	686

Total Assets	$57,217	$52,051

Short-Term Debt	$568	$431
Other Current Liabilities	4,553	4,532
Long-Term Debt	9,670	6,785
Deferred Credits and Other Noncurrent Liabilities	11,753	11,310
Shareholders’ Equity	30,673	28,993

Total Liabilities and Shareholders’ Equity	$57,217	$52,051

Common shares outstanding at end of period	391	384

APACHE CORPORATION

PRODUCTION INFORMATION

	For the Quarter Ended June 30,		For the Six Months Ended June 30,
	2012	2011	2012	2011
OIL VOLUME—Barrels per day
Central	11,985	6,761	9,234	5,833
Permian	58,391	49,823	57,436	49,055
GOM Deepwater	6,237	6,090	6,019	5,708
GOM Shelf	41,773	44,792	44,253	45,670
GC Onshore	9,292	9,791	9,861	9,233

United States	127,678	117,257	126,803	115,499
Canada	15,277	14,408	15,429	14,555

North America	142,955	131,665	142,232	130,054

Egypt	98,922	99,634	99,206	104,230
Australia	30,497	40,573	30,447	37,663
North Sea	65,996	57,364	65,971	52,195
Argentina	9,583	9,656	9,608	9,636

International	204,998	207,227	205,232	203,724

Total	347,953	338,892	347,464	333,778

NATURAL GAS VOLUME—Mcf per day
Central	235,308	189,120	200,585	180,850
Permian	178,068	173,609	179,161	166,348
GOM Deepwater	47,782	56,673	47,389	58,620
GOM Shelf	301,511	349,697	316,826	349,273
GC Onshore	81,744	111,184	86,992	114,185

United States	844,413	880,283	830,953	869,276
Canada	612,064	636,718	624,145	639,707

North America	1,456,477	1,517,001	1,455,098	1,508,983

Egypt	358,985	358,870	367,526	365,157
Australia	211,524	179,582	217,930	181,243
North Sea	64,722	2,367	65,894	2,135
Argentina	224,289	215,203	217,741	201,722

International	859,520	756,022	869,091	750,257

Total	2,315,997	2,273,023	2,324,189	2,259,240

NGL VOLUME—Barrels per day
Central	3,962	687	3,738	726
Permian	16,405	12,824	14,527	11,092
GOM Deepwater	1,474	430	865	777
GOM Shelf	5,762	5,731	4,678	6,067
GC Onshore	2,062	2,131	2,183	1,872

United States	29,665	21,803	25,991	20,534
Canada	5,844	5,998	6,078	6,270

North America	35,509	27,801	32,069	26,804

Egypt	—	(24)	—	101
North Sea	1,957	—	1,962	—
Argentina	3,067	3,014	3,030	3,035

International	5,024	2,990	4,992	3,136

Total	40,533	30,791	37,061	29,940

BOE per day
Central	55,165	38,969	46,403	36,701
Permian	104,475	91,582	101,824	87,872
GOM Deepwater	15,675	15,965	14,782	16,255
GOM Shelf	97,787	108,806	101,735	109,949
GC Onshore	24,978	30,451	26,543	30,136

United States	298,080	285,773	291,287	280,913
Canada	123,131	126,526	125,531	127,443

North America	421,211	412,299	416,818	408,356

Egypt	158,752	159,422	160,460	165,190
Australia	65,751	70,503	66,769	67,870
North Sea	78,741	57,758	78,915	52,551
Argentina	50,031	48,537	48,928	46,291

International	353,275	336,220	355,072	331,902

Total	774,486	748,519	771,890	740,258

APACHE CORPORATION

PRICE INFORMATION

	For the Quarter Ended June 30,		For the Six Months Ended June 30,
	2012	2011	2012	2011
AVERAGE OIL PRICE PER BARREL
Central	$88.14	$96.79	$91.88	$93.72
Permian	86.71	98.28	92.44	93.60
GOM Deepwater	105.82	110.91	108.23	104.74
GOM Shelf	109.20	114.29	111.76	106.46
GC Onshore	108.41	109.60	111.05	103.97
United States (1)	94.37	98.41	98.20	94.15
Canada	82.35	102.42	87.46	94.78
North America (1)	93.08	98.85	97.03	94.22
Egypt (1)	98.73	115.26	111.18	111.05
Australia (1)	109.46	115.18	116.20	110.92
North Sea (1)	104.16	108.44	108.67	105.06
Argentina	72.69	65.58	77.88	62.99
International (1)	100.86	111.04	109.56	107.22
Total (1)	97.66	106.31	104.43	102.15

AVERAGE NATURAL GAS PRICE PER MCF
Central	$2.73	$4.81	$2.89	$4.70
Permian	2.79	5.25	3.26	5.13
GOM Deepwater	2.34	4.53	2.65	4.31
GOM Shelf	2.47	4.65	2.84	4.59
GC Onshore	2.31	4.55	2.57	4.40
United States (1)	3.33	5.05	3.63	4.99
Canada (1)	2.94	4.71	3.18	4.63
North America (1)	3.17	4.91	3.44	4.84
Egypt	3.75	4.79	3.77	4.61
Australia	4.41	2.74	4.29	2.62
North Sea	9.42	26.41	8.68	23.72
Argentina	2.76	2.74	2.87	2.48
International	4.08	3.79	4.05	3.61
Total (1)	3.51	4.54	3.67	4.43

AVERAGE NGL PRICE PER BARREL
Central	$26.45	$61.55	$31.63	$54.67
Permian	34.36	52.09	38.90	49.34
GOM Deepwater	35.73	65.10	36.14	45.31
GOM Shelf	31.02	50.31	35.59	46.16
GC Onshore	38.29	59.59	42.97	57.93
United States	32.99	52.91	37.51	49.22
Canada	32.07	46.63	37.03	43.25
North America	32.84	51.56	37.42	47.82
Egypt	—	43.53	—	65.73
North Sea	69.23	—	76.69	—
Argentina	21.09	27.64	23.61	29.08
International	39.84	27.51	44.47	30.26
Total	33.71	49.22	38.37	45.98

(1)	Prices reflect the impact of financial derivative hedging activities.

APACHE CORPORATION

NON-GAAP FINANCIAL MEASURES

(In millions, except per share data)

Reconciliation of income attributable to common stock to adjusted earnings:

The press release discusses Apache’s adjusted earnings. Adjusted earnings exclude certain items that management believes affect the comparability of operating results and are meaningful for the following reasons:

•	Management uses adjusted earnings to evaluate the company’s operational trends and performance relative to other oil and gas producing companies.

•

Management believes this presentation may be useful to investors who follow the practice of some industry analysts who adjust reported company earnings for items that may obscure underlying fundamentals and trends.

•	The reconciling items below are the types of items management believes are frequently excluded by analysts when evaluating the operating trends and comparability of the company’s results.

	For the Quarter Ended June 30,		For the Six Months Ended June 30,
	2012	2011	2012	2011
Income Attributable to Common Stock (GAAP)	$337	$1,240	$1,115	$2,355

Adjustments:
Canada proved property write-down, net of tax	480	—	870	—
Merger, acquisitions & transition, net of tax	10	3	13	7
Unrealized foreign currency fluctuation impact on deferred tax expense	(6)	19	1	31

Adjusted Earnings (Non-GAAP)	$821	$1,262	$1,999	$2,393

Net Income per Common Share—Diluted (GAAP)	$0.86	$3.17	$2.86	$6.03

Adjustments:
Canada proved property write-down, net of tax	1.19	—	2.16	—
Merger, acquisitions & transition, net of tax	0.03	0.01	0.03	0.02
Unrealized foreign currency fluctuation impact on deferred tax expense	(0.01)	0.04	0.01	0.07

Adjusted Earnings Per Share—Diluted (Non-GAAP)	$2.07	$3.22	$5.06	$6.12

Reconciliation of net cash provided by operating activities to cash from operations before changes in operating assets and liabilities:

The press release discusses Apache’s cash from operations before changes in operating assets and liabilities. It is presented because management believes the information is useful for investors because it is used internally and widely accepted by those following the oil and gas industry as a financial indicator of a company’s ability to generate cash to internally fund exploration and development activities, fund dividend programs, and service debt. It is also used by research analysts to value and compare oil and gas exploration and production companies, and is frequently included in published research when providing investment recommendations. Cash from operations before changes in operating assets and liabilities, therefore, is an additional measure of liquidity, but is not a measure of financial performance under GAAP and should not be considered as an alternative to cash flows from operating, investing, or financing activities.

The following table reconciles net cash provided by operating activities to cash from operations before changes in operating assets and liabilities.

	For the Quarter Ended June 30,		For the Six Months Ended June 30,
	2012	2011	2012	2011
Net cash provided by operating activities	$2,792	$2,745	$4,799	$4,724
Changes in operating assets and liabilities	(414)	(106)	227	158

Cash from operations before changes in operating assets and liabilities	$2,378	$2,639	$5,026	$4,882